UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss. 240.14a-12

                                    KSW, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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             Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
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
                                    KSW,INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             to be held May 8, 2006


           NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of KSW, Inc., a Delaware corporation (the "Company"), will be held on May 8, 2006, at 2:00 p.m., New York time, at the Crowne Plaza Hotel at LaGuardia Airport, Queens, New York, for the following purposes:

           1. to elect two Class II Directors to serve until 2009, or until their successors shall have been duly elected and qualified ("Proposal 1"); and

           2. to ratify the appointment of Marden, Harrison & Kreuter, CPAs, P.C. as independent auditors of the Company for the fiscal year ending December 31, 2006 ("Proposal 2"); and

           3. to transact such other business as may properly come before the meeting or any adjournment thereof.

           Stockholders of record at the close of business on April 5, 2006 will be entitled to notice of and to vote at the meeting and any adjournments.

           All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, in order that as many shares as possible may be represented at the meeting. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy card.




                                                     Sincerely,


                                                     James F. Oliviero
                                                     General Counsel


Long Island City, New York
Dated:  April 7, 2006

                                    KSW, INC.
                                37-16 23rd Street
                        Long Island City, New York 11101
                                 (718) 361-6500
                                     _______

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                   May 8, 2006
                                     _______


                               GENERAL INFORMATION

General

The accompanying proxy is solicited by and on behalf of the Board of Directors of KSW, Inc., a Delaware corporation (the "Company"), to be voted at the 2006 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Crowne Plaza Hotel at LaGuardia Airport, Queens, New York, on May 8, 2006, at 2:00 p.m., New York time, and at any and all adjournments thereof. The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting to Stockholders.

Cost of Solicitation

The cost of solicitation will be borne by the Company. This proxy statement and the accompanying proxy are first being sent to the stockholders of the Company on or about April 11, 2006. A copy of the Company's 2005 Annual Report on Form 10-K is enclosed herewith.

Stockholders Entitled to Vote

Pursuant to the By-Laws of the Company, the Board of Directors has fixed the time and date for the determination of stockholders entitled to notice of and to vote at the meeting as of the close of business on April 5, 2006. Accordingly, only stockholders of record on such date and at such time will be entitled to vote at the meeting, notwithstanding any transfer of any stock on the books of the Company thereafter.

At the close of business on March 27, 2006, the Company had outstanding 5,665,311 shares of Common Stock, $.01 par value per share (the "Common Stock"), each of which entitled the holder to one vote. There were no issued shares held by the Company in its treasury.

Required Vote

The presence of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. The affirmative plurality of the shares of Common Stock represented in person or by proxy at the meeting is required for the election of directors. For all other matters, the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter and which has actually been voted is required for approval. Proxies marked as abstaining (including proxies containing "broker non-votes") on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters. A "broker non-vote" occurs when a broker holds shares of Common Stock for a beneficial owner and does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. If a quorum is present, abstentions will have no effect on the election of directors or the proposal for the ratification of the reappointment of auditors.

A proxy may be revoked by the stockholder at any time prior to its being voted. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivery to the Secretary of the Company of a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

If a proxy is properly signed and is not revoked by the stockholder, the shares it represents will be voted at the meeting in accordance with the instructions of the stockholder. If the proxy is signed and returned without specifying choices, the shares will be voted in favor of the election as director of the nominees listed on the following pages, in favor of Proposal 2 and as recommended by the Board of Directors with regard to all other matters, or if no such recommendation is given, in their own discretion. Votes are tabulated at the Annual Meeting by inspectors of election.


STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of the Common Stock as of March 27, 2006 by (i) those persons who were known by the Company to be the beneficial owners of more than 5% of the outstanding Common Stock, (ii) each of the Company's directors and nominees, (iii) each executive officer of the Company named in the table set forth below under "Compensation of Executives" and (iv) all of the Company's directors and executive officers as a group. Except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.


                                                     NUMBER OF                     PERCENTAGE
NAME OF BENEFICIAL OWNER                              SHARES                       OWNERSHIP
------------------------                              ------                       ---------

Floyd Warkol                                         1,074,000 (1)                   18.1%
Meadow Lane
Purchase, NY 10577

Stanley Kreitman                                        20,000 (2)                     *
4 Chestnut Drive
East Hill, NY 11576

Russell Molina                                           5,500 (3)                     *
6616 Sewanee
Houston, TX 77005

John Cavanagh                                                -                         *
222 Mill Dam Road
Centerport, NY  11721-0224

Innis O'Rourke, Jr.                                      1,000                         *
1 Horse Hollow Road
Locust Valley, NY  11560

Warren O. Kogan                                              -                         *
13345 S.E. 97th Terrace Road
Summerfield, FL  34491

Richard W. Lucas                                             -                         *

James F. Oliviero                                            -                         *

All executive officers                               1,100,500 (4)                   18.5%
and directors as a group (8 persons)

                                       3

Allen & Company                                        312,500                        5.5%
711 Fifth Avenue
New York, NY

T.H. Lehman & Co., Inc.                                381,597 (5)                    6.7%
4900 Woodway - Suite 650
Houston, TX 77056

Bruce Paul                                             474,084 (6)                    8.4%
1 Hampton Road
Purchase, NY 10577

Burton Reyer                                           345,520 (7)                    6.1%
9 Deep Woods Court
Glen Cove, NY 11542-0577

*    Less than one percent.

(1) Includes 30,000 shares owned by the Floyd and Barbara Warkol Charitable Foundation, of which Mr. Warkol is a Trustee as well as 275,000 options exercisable within 60 days.

(2)  Includes 20,000 options exercisable within 60 days.

(3)  Includes 2,000 shares owned by Mr. Molina's wife.

(4)  Includes 320,000 options exercisable within 60 days.

(5)  Based on a Schedule 13D/A filed with the SEC on November 12, 2002.

(6) Based on Schedule 13G filed with the SEC on February 9, 2006. Includes shares owned by Mr. Paul's wife and children.

(7)  Based on a Schedule 13D/A filed with the SEC on February 24, 2006.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS


General

The Certificate of Incorporation of the Company provides that the Company's business shall be managed by a Board of Directors of not less than three and not more than twelve, with the exact number fixed by the Board of Directors from time to time. There are currently six seats on the Board of Directors. The Board of Directors of the Company is divided into three classes: Class I, Class II and Class III, with each class having two directors. The directors in each class serve terms of three years each and until their successors are elected and qualified.

There are two positions on the Board of Directors to be voted upon. Under the Company's By-Laws, the terms of Class II Directors Russell Molina and Innis O'Rourke, Jr. expire on the date of the Annual Meeting. The independent directors of the Board of Directors have unanimously nominated both of them for a three-year term, expiring at the 2009 Annual Meeting. Proxies are being solicited only for these nominees.

The nominees have consented to being named in this Proxy Statement and to serve if elected. If a nominee becomes unable to accept nomination or election, the persons named in the proxy may vote for a substitute nominee selected by the Board of Directors. The Company's management, however, has no present reason to believe that any nominee will be unable to serve as director, if elected.

If a quorum is present and voting, the nominees receiving the highest number of votes will be elected to the Board of Directors. Abstentions and broker non-votes are not counted in the election of directors.


            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES

Procedures for Stockholder Nominations for Directors

The By-Laws of the Company permit nominations of candidates for election to the Board of Directors to be made by the Board of Directors or by any stockholder entitled to vote for the election of directors. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 calendar days prior to the meeting; provided, however, that in the event that public announcement of the date of the meeting is not made at least 75 calendar days prior to the date of the meeting, notice by the stockholder to be timely must be so received not later than the close of business on the 10th calendar day following the day on which public announcement is first made of the date of the meeting. To be in proper written form, such stockholder's notice must set forth or include (i) the name and address, as they appear on the Company's books, of the stockholder giving the notice and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) a representation that the stockholder giving the notice is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the class and number of shares of stock of the Company owned beneficially and of record by the stockholder giving notice and by the beneficial owner, if any, on whose behalf the nomination is made; (iv) a description of all arrangements or understandings between or among any of (A) the stockholder giving the notice, (B) the beneficial owner on whose behalf the notice is given, (C) each nominee and (D) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder giving notice; (v) such other information regarding each nominee, and any other person or persons giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission (the "SEC") had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (vi) the signed consent of each nominee to serve as a director of the Company if so elected. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a Director must furnish to the Secretary that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. The presiding officer of the meeting for election of Directors will, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed by the Company's By-Laws, and if he or she should so determine, he or she will so declare to the meeting and the defective nomination will be disregarded. Notwithstanding the foregoing, a stockholder must also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act").

Directors and Nominees

The following table sets forth certain information concerning the nominees for election as Class II Directors of the Company, the continuing Class I Directors and the Class III Directors of the Company.

                                                               Director
Name                                                Age          Since
----                                                ---          -----

NOMINEES AS CLASS II DIRECTORS
TO SERVE UNTIL 2009

Russell Molina..................................     39          2002
Innis O'Rourke, Jr..............................     84          2004

CONTINUING AS CLASS I DIRECTORS
TO SERVE UNTIL 2008

Stanley Kreitman................................     70          1999
John Cavanagh...................................     70          2004

CONTINUING AS CLASS III DIRECTOR
TO SERVE UNTIL 2007

Floyd Warkol....................................     58          1994
Warren O. Kogan                                      80          2006

The Company is not aware of any family relationship between any director, nominee for director or executive officer of the Company.

Mr. Floyd Warkol has been principally employed as Chairman of the Board since December 15, 1995 and as President, Secretary and Chief Executive Officer of the Company and as Chairman and Chief Executive Officer of its subsidiary, KSW Mechanical Services, Inc. ("KSW Mechanical"), since January 1994.

Mr. Stanley Kreitman was elected to the Board of Directors by the Company's stockholders on May 18, 1999 after having been appointed as a director by the other members of the Board of Directors effective February 18, 1999. Since 1994, Mr. Kreitman has been Chairman of Manhattan Associates, an investment firm, and currently is Chairman of the N.Y.C. Department of Corrections. He is a published author and lecturer on business investment matters. He is a member of the Board of Directors of Medallion Funding Corp. (NASDAQ), Capital Lease Funding, Inc.
(NYSE) and CCA Industries, Inc. (AMEX).

Mr. Russell Molina was appointed to the Board of Directors on April 18, 2002. He is currently President of Custom Rubber Products, Inc. in Houston, Texas. Prior to October 2002, he was President of T.H. Lehman & Co., Inc.

Mr. John Cavanagh was appointed to the Board of Directors as a Director on March 8, 2004. He is a consultant to various construction and engineering companies, a partner in Cavanagh/Stewart International Inc., a construction management firm and President of American Fire Suppressant Products, Inc. Until September 2003, he was the Vice Chairman of AMEC Construction Management, Inc. (formerly known as Morse Diesel International), then a leading construction management company, where he was President and Chief Operating Officer. He is Chairman Emeritus of the Contractors' Association of Greater New York and Building Trades Employer's Association. He is also past Chairman and remains a member of the Board of Directors of the New York Building Congress. He is on the Board of Directors of Construction Skills 2000, Nontraditional Employment for Women and Visionary Vehicles LLC.

Mr. Innis O'Rourke, Jr. was appointed to the Board of Directors as a Director on March 8, 2004. He is an Arbitrator for the New York Stock Exchange and a consultant to the Village of Upper Brookville and its police department. In the past, he has sat on the Board of Directors of JWP, Inc., a multi-billion dollar construction corporation, and Greenpoint Savings Bank.

Mr. Warren O. Kogan was appointed to the Board of Directors as a Director on March 10, 2006. He has been an arbitrator for the American Arbitration Association and is a construction and real estate private consultant. From 1990 to 2000 he was Executive Vice President of the Subcontractors Trade Association of New York City. From 1980 to 1990, he was President and Chief Executive Officer of H. Sand & Co., then a major mechanical and HVAC contractor.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors currently has, and appoints the members of, standing Audit and Compensation Committees. Each member of the Audit and Compensation Committees is an "independent director" in accordance with the rules and regulations of the American Stock Exchange LLC. ("Amex"). The members of each of the committees of the Board of Directors are as follows:

AUDIT COMMITTEE                       COMPENSATION COMMITTEE
---------------                       ----------------------

Stanley Kreitman                      Stanley Kreitman
Russell Molina                        John Cavanaugh
Innis O'Rourke, Jr.


AUDIT COMMITTEE

The Audit Committee meets with the Company's independent registered public accounting firm and management to assure that all are carrying out their respective responsibilities. The Audit Committee is responsible for selecting, appointing and, as necessary, terminating the Company's independent registered public accounting firm, and reviews the performance and fees of the independent registered public accounting firm prior to appointing it. The Audit Committee also meets with the independent registered public accountants, without management present, to discuss the scope and results of their audit work, including the adequacy of internal controls and the quality of financial reporting. The independent registered public accountants have full access to the Audit Committee.

The Audit Committee met four times during the fiscal year ended December 31, 2005.

A written charter for the Audit Committee was approved by the Board of Directors effective May 11, 2000. An amended written charter (attached as an Appendix hereto) was approved by the Board of Directors effective February 16, 2006.

The Board of Directors has determined that each of the members of the Audit Committee is "independent" under the listing standards of Amex and under the independence criteria established by the SEC for audit committee members.

The Board of Directors has also determined that Mr. Kreitman is an "audit committee financial expert" as defined in Item 401(h)(2) of Regulation S-K of the Exchange Act and is independent as that term is used in Item 7(d)(3)(iv) of
Schedule 14A of the Exchange Act.

COMPENSATION COMMITTEE

The Compensation Committee is responsible for the performance review of the Chief Executive Officer, who in turn reviews each member of senior management and makes recommendations regarding compensation levels. Compensation strategy is tied to performance, productivity, operating results and market competitiveness. Incentive compensation for executive officers is based upon profitability. The Compensation Committee periodically reviews compensation levels for competitiveness and reasonableness as compared to industry peers and competitors from information gathered by external consultants. The Compensation Committee met twice during the fiscal year ended December 31, 2005.

NOMINATION OF DIRECTORS

Due to the size of the Board of Directors, the Company does not have a nominating committee to select director nominees, and there is no separate charter regarding director nominations. All nominations of candidates for election to the Board of Directors at an Annual Meeting, and all elections of directors to fill vacancies in accordance with the Company's by-laws are made by a majority of the independent directors of the Board of Directors in accordance with the rules and regulations of Amex. The Board of Directors has determined that five of the six members of the Board of Directors are each an "independent director" in accordance with the rules and regulations of Amex.

The assessment by which the independent directors of the Board of Directors considers candidates for director is based upon various criteria, including having business experience on a management level with a company which issues audited financial statements, integrity and independence, demonstrated leadership ability, diverse perspectives and the ability to exercise sound business judgment. Nominees for directors should have the ability to read and understand financial statements. Candidates with construction industry or real estate experience and contacts are given special consideration. The Board of Directors also considers the candidate's reputation and standing in the business community, as well as participation in industry associations relevant to the Company's business.

In the case of incumbent directors whose terms of office are set to expire, the independent directors of the Board of Directors reviews such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance and any transactions of such directors with the Company during their term.

Consideration of new director nominee candidates typically involves a series of internal discussions, review of information concerning candidates and interviews with selected candidates. The independent directors identify potential candidates by recommendations from its members, Company management and stockholders, as well as by consulting with the Company's legal, financial and auditing professionals and with other members of the business community in general and the construction industry in particular. The Company does not pay fees to such professionals or third parties for any such assistance.

The independent directors of the Board of Directors will consider nominees for director recommended by stockholders provided the procedures set forth above under the heading "Procedures for Stockholder Nominations of Directors" are followed by stockholders in submitting recommendations. Stockholder nominations that comply with such procedures will be evaluated in the same manner (including using the same criteria as set forth above) and will receive the same consideration as nominees recommended by the independent directors of the Board of Directors.

DIRECTORS' ATTENDANCE AT MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors held a total of four quarterly meetings in 2005, which does not include actions by written consent or committee meetings. Each director serving during the fiscal year ended December 31, 2005 attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served.

DIRECTORS' ATTENDANCE AT ANNUAL MEETINGS OF STOCKHOLDERS

All members of the Board of Directors are required to attend the Company's Annual Meeting of stockholders. All members of the Board of Directors serving as directors during the fiscal year ended December 31, 2005 attended the 2005 Annual Meeting.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

Stockholder communications to the Board of Directors may be sent by mail addressed to the Board of Directors generally, or to a member of the Board of Directors individually, c/o James F. Oliviero, Director of Investor Relations, KSW, Inc., 37-16 23rd Street, Long Island City, NY 11101. All communications so addressed will be immediately forwarded to the Board of Directors or the individual member of the Board of Directors, as applicable.


CODE OF ETHICS

The Company has adopted a written Code of Ethics (the "Code of Ethics") that applies to our directors, principal executive officer and principal financial and accounting officer. Copies of the Code of Ethics will be provided free of charge upon written request directed to the Company's Director of Investor Relations, at the Company's executive office.


AUDIT COMMITTEE REPORT

In accordance with SEC rules, the Audit Committee has prepared the following report:

As part of its ongoing activities, the Audit Committee has:

     o reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended December 31, 2005;

     o discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended; and

     o received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005. (Innis O'Rourke, Jr. was appointed to the Audit Committee after December 31, 2005.)

Stanley Kreitman
Russell Molina


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is composed of two non-employee directors, Mr. Kreitman and Mr. Cavanagh. Both Mr. Kreitman and Mr. Cavanagh served on the Compensation Committee during the fiscal year ended December 31, 2005.


REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The following report submitted by the Compensation Committee of the Board of Directors (the "Compensation Committee"), provides information regarding policies and practices concerning compensation of the Chief Executive Officer and other executive officers.

         Report of the Compensation Committee of the Board of Directors
         --------------------------------------------------------------

Under the rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report.

The executive compensation program of the Company is designed to attract and retain experienced, motivated and productive officers who will help the Company reach its strategic and financial objectives. The compensation program is made up of base salary, incentive compensation and benefits. The following is a discussion of each component of the compensation program:

     o BASE SALARY. Salaries paid to executives are designed to be competitive with other companies of similar size and locations.

     o BONUSES. Cash bonuses are paid for performance and the successful completion of job description responsibilities and subjective standards.

     o INCENTIVE COMPENSATION. The Company offers long-term incentives in the form of stock options awarded under the 1995 Stock Option Plan (the "Stock Option Plan").

     o BENEFITS. The Company sponsors a profit sharing/401(k) plan to which the Company may make discretionary contributions.

The Committee endorses the view that a component of compensation paid to its executive officers, and the Chief Executive Officer in particular, should be linked to increases in the value of the Common Stock. Accordingly, the Committee supports option awards under the Company's Stock Option Plan. The Stock Option Plan is administered by the Compensation Committee. All key employees of, consultants to, and certain non-employee Directors of the Company, as may be determined by the Compensation Committee from time to time, are eligible to receive options under the Stock Option Plan. The Chief Executive Officer has been paid in accordance with his Employment Agreement, dated April 1, 2004. The Chief Executive Officer did not receive a bonus or stock options in 2005.

Stanley Kreitman
John Cavanagh


COMPENSATION OF DIRECTORS

No fees were paid for attendance by employee directors at Board Committee meetings. During 2005, the Company paid its non-employee Directors an annual fee of $16,000, an attendance fee of $1,000 per Board of Directors meeting and $500 per committee meeting if not held in conjunction with a Board of Directors meeting.


COMPENSATION OF EXECUTIVES

The following table sets forth remuneration paid to executive officers of the Company for the years ended December 31, 2005, 2004 and 2003.

                                                       ANNUAL COMPENSATION

                                                                                                       ALL OTHER
         NAME AND PRINCIPAL POSITION                  YEAR       SALARY              BONUS             COMPENSATION (4)
         ---------------------------                  ----       ------              -----             ----------------

         Floyd Warkol                                 2005       $410,000            $0                $8,100
         Chairman of the Board, President,            2004       $420,000            $0                $7,600
         Secretary and Chief Executive Officer        2003       $458,400  (1)       $0                $7,100

         Burton Reyer                                 2003       $193,000  (2)       $0                $0
         Vice President

         Richard W. Lucas                             2005       $125,000            $20,000           $3,500
         Chief Financial Officer                      2004       $115,000            $20,000           $3,250
                                                      2003       $105,000            $10,000           $3,000
         James F. Oliviero                            2005       $170,000            $67,463  (3)      $4,500
         General Counsel and Director of Investor     2004       $160,000            $30,000           $4,000
         Relations                                    2003       $160,000            $30,000           $3,500

(1) Included in Mr. Warkol's 2003 salary is $38,400 of 2002 deferred compensation.

(2) Included in Mr. Reyer's 2003 salary is $11,600 of 2002 deferred compensation.

(3) Included is a performance bonus of $37,463 related to prosecution of the Company's claim in the Co-Op City litigation.

(4) Other compensation includes a 25% matching contribution to the Company's profit sharing/401(k) plan. Mr. Warkol's amount also includes a $1 million policy of life insurance at a cost of approximately $3,600 per year.

EMPLOYMENT AGREEMENT

On September 12, 2005, the Company, KSW Mechanical Services, Inc., a wholly-owned subsidiary of the Company ("Mechanical") and Floyd Warkol, the Chairman and Chief Executive Officer of the Company entered into a new employment Agreement (the "Employment Agreement"). His previous employment agreement expired on December 31, 2005.

Under the terms of the Employment Agreement, Mr. Warkol will continue to be employed as the Chief Executive Officer of the Company and Mechanical for the period January 1, 2006 through December 31, 2007. Mr. Warkol will be paid an annual salary of $450,000, based upon a five day work week. In addition, Mr. Warkol will receive each year an amount equal to 9.5% of the Company's annual profits, before taxes, which are in excess of $250,000.

Under the Employment Agreement, Mr. Warkol is also entitled to medical insurance, disability insurance with payments up to 60% of his base compensation, a $1 million policy of life insurance payable as directed by him (at a cost of approximately $3,600 per year) and a car with a chauffeur.

The Employment Agreement may be terminated by the Company for "cause", which includes Mr. Warkol's willful and continued failure to perform his duties, fraud or embezzlement, conviction of a felony and the inability of Mr. Warkol to perform his duties. Mr. Warkol may terminate the Employment Agreement upon the sale of the Company or substantially all of its assets.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

Effective August 8, 2005, Richard Lucas, the Company's Chief Financial Officer, was granted 20,000 options at an exercise price of $1.66 per share, exercisable for up to ten (10) years, with one-third exercisable after August 8, 2006, one-third after August 8, 2007 and one-third after August 8, 2008.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION/SAR VALUES

                                              Number of Securities
                                            Underlying Unexercised
                                                  Options/SARs           Value of Unexercised in-the-Money
         Name                                 at Fiscal Year-End (#)     Options/SARs at Fiscal Year-End ($)
         ----                                 ----------------------     -----------------------------------
                                           Exercisable    Unexercisable     Exercisable      Unexercisable
                                           -----------    -------------     -----------      -------------
         Floyd Warkol(1)...............       300,000            0             840,000              -

         Richard W. Lucas..............             0       20,000                -               56,000

         James F. Oliviero(1)..........        20,000            0              56,000              -

(1)  No option or stock appreciation rights were exercised during 2005.


EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2005 regarding shares of Common Stock to be issued upon exercise and the weighted-average exercise price of all outstanding options, warrants and rights granted under the Company's equity compensation plans as well as the number of shares available for issuance under such plans. Outstanding options of 656,667 include a total of 516,667 options which were originally scheduled to expire on December 28, 2005. On August 8, 2005, the Board of Directors amended the Company's 1995 Stock Option Plan to extend the term of these options until December 28, 2010. The exercise price of the options was repriced from $1.50 to $1.66 per share.


                                                                                        NUMBER OF SECURITIES
                                                                                      REMAINING AVAILABLE FOR
                             NUMBER OF SECURITIES TO BE      WEIGHTED-AVERAGE       FUTURE ISSUANCE UNDER EQUITY
                               ISSUED UPON EXERCISE OF       EXERCISE PRICE OF     COMPENSATION PLANS (EXCLUDING
                                OUTSTANDING OPTIONS,       OUTSTANDING OPTIONS,       SECURITIES REFLECTED IN
                                 WARRANTS AND RIGHTS        WARRANTS AND RIGHTS             COLUMN (a))
                                 -------------------        -------------------             -----------
PLAN CATEGORY                            (a)                        (b)                         (c)
-------------
Equity compensation plans
   approved by security
   holders...................            656,667                  $1.65                        428,333
Equity compensation plans
   not approved by
   security holders..........                  -                      -                              -
                                      ------------                                           -----------
         Total...............            656,667                                               428,333
                                      ============                                           ===========

CERTAIN RELATED PARTY TRANSACTIONS

Floyd Warkol, President of the Company, and a charitable foundation he controls jointly are the shareholders of a corporation that owns the property the Company leases in Bronx, New York. The lease payments on such property were $103,008 for 2005. The lease expired on December 31, 2002 and the Company continues to rent the property, which it uses as a pipe fabrication shop, on a month-to-month basis, at a monthly rent of $8,584, plus taxes of approximately $2,000 per month, maintenance, insurance and utilities.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities to file reports of initial ownership and changes in ownership with the SEC. Executive officers and directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that during the year ended December 31, 2005, its executive officers, directors and stockholders of more than 10% of the Company complied with all applicable
Section 16(a) filings requirements.


INDEMNIFICATION

The Certificate of Incorporation provides that a director or officer of the Company may be indemnified by the Company to the full extent permitted by the Delaware General Corporation Law or any other applicable law.


PERFORMANCE GRAPH

The following graph compares the cumulative total returns for our common stock for the five-year period ending December 31, 2005 with the NASDAQ Market Index and an index of all publicly traded companies in the Plumbing, Heating and Air Conditioning industry (SIC Code 1711) (the "Peer Index") for the same period. Total return equals change in stock price plus dividends paid, and assumes the investment of $100 in the Company's common stock and in each index on January 1, 2000 and that all dividends are reinvested. The information has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed. The performance graph is not necessarily indicative of future investment performance.

                                [GRAPHIC OMITTED]

                                 PROPOSAL NO. 2
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS


The Audit Committee has selected Marden, Harrison & Kreuter, CPAs, P.C. ("MHK"), certified public accountants, as the Company's independent registered public accounting firm, for the fiscal year ending December 31, 2006, subject to ratification of such appointment by the stockholders. In the event of a negative vote on ratification, the Audit Committee will reconsider its selection.

Rosen Seymour Shapss Martin and Company, LLP ("RSSM") conducted the audit of the financial statements of the Company and KSW Mechanical for the fiscal year ended December 31, 2002 and the reviews of the financial statements included in the Company's Forms 10-Q for the first two quarters of 2003.

On September 17, 2003, the Audit Committee dismissed RSSM as its independent accountants. RSSM had served as the Company's independent accountants beginning September 30, 2002.

During the year ended December 31, 2002, and the subsequent interim period, there were no disagreements between the Company and RSSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to RSSM's satisfaction, would have caused RSSM to make reference to the subject matter of the disagreement in connection with its report.

The audit report of RSSM on the Company's consolidated financial statements as of and for the year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion nor was any such audit report qualified or modified as to uncertainty, audit scope or accounting principle.

No "reportable events" as defined under Item 304(a)(1)(v) of Regulation S-K occurred within the year ended December 31, 2002, or within the subsequent interim period.

RSSM has furnished to the Company a letter addressed to the SEC stating whether or not RSSM agrees with the statements made by the Company herein.

On September 18, 2003, the Company's Audit Committee engaged MHK as its principal independent registered public accounting firm. MHK's appointment, through December 31, 2005, was ratified by the stockholders at the 2005 Annual Meeting.

During the year ended December 31, 2005, neither the Company nor anyone on its behalf consulted with MHK regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.


FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

During 2005, MHK billed the Company $100,625 for professional services rendered.

The following table sets forth the aggregate fees billed by MHK and RSSM for professional services in each of the fiscal years ended December 31, 2005 and 2004.

        YEAR ENDED DECEMBER 31, 2005
                                               Total       MHK        RSSM
                                            ---------- ----------   ---------
        Audit fees                     (1)  $  51,154  $  51,154       $   -
        Audit related fees             (2)     37,356     33,856       3,500
        Tax fees                       (3)     14,001     14,001           -
        All other fees                 (4)      1,614      1,614           -
                                            ---------- ----------   ---------
        TOTAL                               $ 104,125  $ 100,625     $ 3,500
                                            ========== ==========   =========

        Year ended December 31, 2004
                                               Total        MHK          RSSM
                                             ---------- ----------   ---------
        Audit fees                    (1)    $  89,185   $  89,185    $      -
        Audit related fees            (2)       25,404      20,904       4,500
        Tax fees                      (3)        6,305       6,305           -
        All other fees                (4)            -           -           -
                                             ----------  ----------   ---------
        Total                                $ 120,894   $ 116,394    $  4,500
                                             ==========  ==========   =========

(1) Audit fees consisted principally of audit work performed on the consolidated financial statements, as well as work generally only the independent auditor can reasonably be expected to provide.

(2) Audit related fees consisted of work performed in the review of the Company's quarterly consolidated financial statements.

(3)  Tax fees consisted of tax compliance and reporting services.

(4) The Company generally does not engage its outside auditors for "other" services.

An affiliate of MHK billed a total of $1,153 during 2005 for services rendered in connection with the implementation, upgrading and maintenance of the Company's computerized financial information systems. These services were not subject to audit procedures and this affiliate did not perform any management functions as part of these services.

The Audit Committee of the Company's Board of Directors considered whether the provision of non-audit services by the independent public accountants was compatible with maintaining the accountants' independence and they determined that it was.

The Audit Committee has a policy requiring pre-approval of audit and non-audit services. The Audit Committee of the Company's Board of Directors considers each engagement of the independent auditor on a case-by-case basis. In determining engagements to be performed by independent auditors, the Audit Committee determines if these services would impair the independence of the auditors and if these services are in the best interest of the Company. The Audit Committee approved all audit and non-audit services provided by MHK during the fiscal year ended December 31, 2005.

It is expected that a representative of MHK will be present at the Annual Meeting with the opportunity to make a statement if such representative so desires and to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MARDEN, HARRISON & KREUTER, CPAS, P.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.


                                  OTHER MATTERS

As of the date of this Proxy Statement, the Company knows of no other matter to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the proxy on such matters in accordance with their judgment.


                  STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Stockholder proposals to be presented at the 2007 Annual Meeting must be received by the Company on or before December 12, 2006 for inclusion in the proxy statement and proxy card relating to the 2007 Annual Meeting pursuant to SEC Rule 14a-8. Any such proposals should be sent via registered, certified or express mail to: Director of Investor Relations, KSW, Inc., 37-16 23rd Street, Long Island City, New York 11101.

As a separate and distinct matter from proposals under Rule 14a-8, the Company's by-laws provide that in order for business to be properly brought before the next Annual Meeting by a stockholder, such stockholder must deliver timely notice thereof. To be timely, a stockholder introducing a proposal at an Annual Meeting must notify the Company of such intention not less than 60 days prior to the date of the Annual Meeting. If the Company has given less than 75 days public notice of the date of the Annual Meeting, the stockholder must give such notice so that it is received by the Company not later than 10 days after the public notice is given or the Proxy Statement is mailed. The stockholder's notice must give the information specified in the By-Laws, including information about the stockholder making the proposal, the number of shares such stockholder owns and any interest such stockholder may have in the subject of the proposal. If such stockholder will be nominating persons for election as Directors, certain information specified in the By-Laws must also be given about the nominee and the nominee's interest in the Company.

Dated:  April 7, 2006


                                           By order of the Board of Directors


                                           /s/  JAMES F. OLIVIERO


                                           James F. Oliviero
                                           General Counsel

Please remember to mark, sign, date and return the enclosed Proxy Card in the enclosed postage-paid envelope so that your important vote will be counted at the Annual Meeting.

                                    APPENDIX

                                    KSW, INC.

                             AUDIT COMMITTEE CHARTER

This Audit Committee Charter was adopted by the Board of Directors (the "Board") of KSW, Inc. (the "Company") on February 15, 2006.

                                     GENERAL

           PURPOSES. The Audit Committee (the "Committee") shall assist the Board in fulfilling its responsibility to oversee management regarding:

          the conduct and integrity of the Company's financial reporting to any governmental or regulatory body, shareholders, other users of Company financial reports and the public;

          the Company's systems of internal control over financial reporting and disclosure controls and procedures;

          the qualifications, engagement, compensation, independence and performance of the Company's independent auditors, their conduct of the annual audit of the Company's financial statements, and their engagement to provide any other services;

          the Company's legal and regulatory compliance;

          the application of the Company's codes of business conduct and ethics as established by management and the Board; and

          the preparation of the audit committee report required by SEC rules to be included in the Company's annual proxy statement.

           ACCESS TO INFORMATION. In discharging its role, the Committee is empowered to inquire into any matter it considers appropriate to carry out its responsibilities, with access to all books, records, facilities and personnel of the Company.

           AUTHORITY TO RETAIN OUTSIDE ADVISERS; ADEQUATE RESOURCES. In addition to retaining the Company's independent auditor, the Committee has the power to retain outside counsel, other auditors or other advisers to assist it in carrying out its activities. The Company shall provide adequate resources to support the Committee's activities, including compensation of the Company's independent auditor and any counsel, other auditors and other advisers retained by the Committee. The Committee shall have the sole authority to retain, compensate, direct, oversee and terminate the Company's independent auditor and any counsel, other auditors, and other advisers hired to assist the Committee, who shall be accountable to the Committee.

                              COMMITTEE MEMBERSHIP

           INDEPENDENCE. The Committee shall consist of three or more members of the Board, each of whom the Board has selected and determined to be "independent" for purposes of audit committee membership in accordance with applicable listing standards of the American Stock Exchange, as in effect in accordance with the rules of the Securities and Exchange Commission ("SEC").

           FINANCIAL LITERACY. All members of the Committee shall meet the financial literacy requirements of the American Stock Exchange and at least one member shall be an "audit committee financial expert" as such term is defined under applicable SEC rules.

           REMOVAL; COMMITTEE CHAIR. Committee members shall continue to be Board members as long as they remain directors and until their successors as committee members are elected and qualified or until their earlier death, incapacity, resignation or removal. Any member may be removed by the Board, with or without cause, at any time. The Chairman of the Committee shall be appointed from among the Committee members by, and serve at the pleasure of, the Board, shall preside at meetings of the Committee and shall have authority to convene meetings, set agendas for meetings, and determine the Committee's information needs, except as otherwise provided by action of the Committee. In the absence of the Chairman at a duly convened meeting, the Committee shall select a temporary substitute from among its members to serve as chair of the meeting.

                                    MEETINGS

           COMMITTEE MEETINGS. The Committee shall meet on a regularly-scheduled basis at least four times per year and additionally as circumstances dictate. The Committee shall establish its own schedule of meetings. Meetings of the Committee may be held telephonically. A majority of the members of the Committee shall constitute a quorum for a meeting and the affirmative vote of a majority of members present at a meeting at which a quorum is present shall constitute the action of the Committee. The Committee shall otherwise establish its own rules of procedure.

           MEETINGS WITH INTERNAL AND EXTERNAL AUDITORS. The Committee shall meet at least quarterly with the internal auditor and the independent auditor in separate executive sessions to provide the opportunity for full and frank discussion without members of senior management present.

                                RESPONSIBILITIES

           GENERAL. The Committee's role is one of oversight. The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee recognizes that Company management and the independent auditors have more time, knowledge and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work.

           Duties and Responsibilities. The following responsibilities are set forth as a guide to fulfilling the Committee's purposes, with the understanding that the Committee's activities may diverge as appropriate given the circumstances. The Committee is authorized to carry out these activities and other actions reasonably related to the Committee's purposes or assigned by the Board from time to time. The Committee may form, and delegate any of its responsibilities to, a subcommittee so long as such subcommittee is solely comprised of one or more members of the Committee.

To fulfill its purposes, the Committee shall:

          Supervise the Independent Audit
          -------------------------------

               Appoint, evaluate, compensate, oversee the work of, and if appropriate terminate, the independent auditor, who shall report directly to the Committee. The Committee shall actively review with the independent auditor and management any relationship and any services to be provided by the independent auditor which might affect the auditor's independence.

               Review and discuss with management, and the independent auditor:
               (a) any significant findings during the year, including the status of previous audit recommendations, and (b) any audit problems or difficulties encountered in the course of audit work.

               Review and resolve any disagreements between management and the independent auditor concerning financial reporting, or relating to any audit report or other audit, review or attest services provided by the independent auditor.

          Oversee Internal Audit, Internal Controls and Risk Management
          -------------------------------------------------------------

               Review and discuss with management, including the head of the internal audit function, the scope and nature of the internal audit program and the role and responsibilities of the internal auditors (or other personnel responsible for the internal audit function).

               Review and discuss with management and the independent auditor the adequacy of the Company's internal control over financial reporting and disclosure controls and procedures, including (a) management's quarterly certification of the Company's disclosure controls and procedures and any reports of material weaknesses in internal control over financial reporting and actions taken to remedy any such weaknesses, (b) management's annual assessment of the Company's internal control over financial reporting and (c) the independent auditor's annual attestation report regarding management's annual assessment of the Company's internal control over financial reporting.

               Review, and discuss with management and the independent auditor, the Company's policies with respect to risk assessment and risk management.

               Establish and oversee procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and any other aspects of the Company's internal control over financial reporting, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, financial reporting or auditing matters.

          Oversee Financial Reporting
          ---------------------------

               Review and discuss with management and the independent auditor all critical accounting policies and practices used by the Company, and any significant changes thereto.

               Review the Company's financial statements, including: (a) prior to public release, review and discuss with management and the independent auditor the Company's annual and quarterly financial statements to be filed with the SEC, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations"; (b) with respect to the independent auditor's annual audit report and certification, prior to release of the annual audited financial statements, meet with the independent auditor without any management member present to discuss (i) the adequacy of the preparation of the Company's audited financial statements of the Company's system of internal control over financial reporting and the audit procedures applied by the independent auditor, (ii) the appropriateness of the accounting principles applied and the judgments, including estimates, made in the preparation of the Company's audited financial statements, and (iii) the quality of the Company's financial reports; and (c) meet separately, periodically, with management including the internal auditor (or other personnel responsible for the internal audit function) regarding such matters.

               Discuss with management and the independent auditor, as appropriate, earnings press releases and financial information and earnings guidance (including the dissemination of financial information not involving the presentation of financial measures in accordance with generally accepted accounting principles) provided to analysts and to rating agencies.

          Oversee Legal and Code of Business Conduct Compliance
          -----------------------------------------------------

               Review periodically with the General Counsel: (a) legal and regulatory matters that may have a material impact on the Company's financial statements and (b) the scope and effectiveness of the Company's legal and regulatory compliance policies and programs.

               Review, discuss with management and the independent auditor, and approve any transactions or courses of dealing with related parties (e.g., including significant shareholders of the Company, directors, corporate officers or other members of senior management or their family members) that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, including any safeguards or additional procedures to be applied in such circumstances.

               Review at least annually with management, including the General Counsel, compliance with, the adequacy of and any requests for waivers under the Company's code(s) of business conduct and ethics (including codes that apply to all employees as well as those applicable to directors, senior officers and financial officers and the Company's policies and procedures concerning trading in Company securities and use in trading of proprietary or confidential information and act on/make a recommendation to the full Board with regard to any waiver sought with respect to any executive officer or director.

          Report and Self-Evaluate
          ------------------------

               Oversee the preparation of, and approve, all reports required or appropriate in the conduct of the Committee's responsibilities, including the report for inclusion in the Company's annual proxy statement required of audit committees by SEC rules.

               Conduct an annual self-evaluation of the performance of the Committee, including its effectiveness and compliance with this Charter.

               Review and reassess the adequacy of this Charter annually, and recommend to the Board amendments as the Committee deems appropriate.

               Report regularly to the Board on Committee findings and recommendations (including on any issues that arise with respect to the quality or integrity of the Company's financial statements, the performance and independence of the independent auditors and the performance of the internal audit function, the Company's compliance with legal or regulatory requirements and its codes of business conduct and ethics and any other matters the Committee deems appropriate or the Board requests, and maintain minutes or other records of Committee meetings and activities.